EXHIBIT 10.16
FOURTH AMENDMENT TO

SUBSCRIPTION ESCROW AGREEMENT

This Fourth Amendment to the Subscription Escrow Agreement (the “Amendment”) is made as of April 30, 2014, by and among the Issuer, Depositor and Escrow Agent.  This Amendment amends the Subscription Escrow Agreement by and among the Issuer, Depositor and Escrow Agent, dated as of September 9, 2013, as amended November 15, 2013, February 6, 2014, and March 25, 2014 (collectively referred to as the “Agreement”).  Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to them in the Agreement.

The fourth recital of the Agreement is hereby amended to read in its entirety as follows:

WHEREAS, Units will be offered through May 9, 2014 (the “Offering Period”);

This Amendment may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or in pdf format shall constitute effective execution and delivery of this Amendment as to the parties and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or in pdf format shall be deemed to be their original signatures for all purposes.

This Amendment is hereby made part of and incorporated into the Subscription Escrow Agreement, with all the terms and conditions of the Agreement remaining in full force and effect, except to the extent modified hereby.  The Parties agree for and on behalf of their respective party this 30th day of April, 2014.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

CSC Trust Company of Delaware
as Escrow Agent

By: /s/ Alan Halpern
Name:  Alan Halpern
Title:  Vice President

SYMBID CORP.

By: /s/ Korstiaan Zandvliet

Name: Korstiaan Zandvliet
Title: Chief Executive Officer

DEPOSITOR

Gottbetter Capital Markets, LLC

By: /s/ Julio A. Marquez
Name:  Julio A. Marquez
Title:  President